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                                                                    EXHIBIT 10.2


                           INDEMNIFICATION AGREEMENT


         This Indemnification Agreement is made in favor of _____________________ and _______________________, jointly and severally (each an "Indemnitee," and collectively, the "Indemnitees"), by Government Properties Trust, Inc. ("Indemnitor"), a Maryland corporation.

W I T N E S S E T H:

         WHEREAS, Indemnitor has requested that each of the Indemnitees serve as a member of its board of directors.

         WHEREAS, such service will benefit Indemnitor, and the Indemnitees have requested, and Indemnitor has agreed to provide, indemnities with respect to claims arising from such service, all as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration the sufficiency and receipt of which is hereby acknowledged, the Indemnitor and the Indemnitees hereby agree as follows:

         1.  The following terms shall have the meanings set forth below:

         1.1 "Corporate Status" describes the status of a person who is or was a director of Indemnitor or, while serving as a director of Indemnitor, also served as a director, officer, agent, member, manager, or partner, trustee or fiduciary of Indemnitor or of any other corporation, partnership, joint venture, real estate investment, trust, employee benefit plan or other enterprise at the request of Indemnitor.

         1.2 "Expenses" shall include, without limitation, all reasonable fees of legal counsel, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types and in the amounts customarily incurred in connection with defending, preparing to defend, investigating or being or preparing to be a witness in a Proceeding.

         1.3 "Good Faith" shall mean an Indemnitee having acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of Indemnitor, and, with respect to any Proceeding which is criminal in nature, having had no reasonable cause to believe the Indemnitee's conduct was unlawful.

         1.4 "Proceeding" includes any claim; demand; pending, threatened or completed action; suit; arbitration; alternate dispute resolution mechanism; investigation (including any internal corporate investigation); administrative hearing; or any other pending, threatened or completed proceeding whether civil, criminal, administrative or investigative, other than one initiated by an Indemnitee. For purposes of the foregoing sentence, a "Proceeding" (i) shall not be deemed to have been initiated by the Indemnitee where the Indemnitee seeks to enforce the Indemnitee's rights under this Agreement; and (ii) shall be deemed to include any Proceeding in which Indemnitee is a witness by reason of his Corporate Status.


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         2. Indemnitor shall indemnify, defend and hold harmless to the fullest extent permissible by Maryland law, each of the Indemnitees and their respective heirs and estates from and against any and all losses, liabilities, costs, expenses, judgments, fines, penalties and amounts paid in settlement with Indemnitor's consent arising out of or in connection with any Proceedings, involving any Indemnitee by reason of his Corporate Status.

         3. An Indemnitee shall provide prompt notice of any matter covered by this Indemnification Agreement to Indemnitor, and Indemnitor shall assume the defense of the matter with counsel of its choosing, subject to the approval of the Indemnitee, which approval shall not be unreasonably withheld; provided, however, failure to give prompt notice to Indemnitor shall not relieve Indemnitor of any liability hereunder except to the extent that Indemnitor is materially prejudiced thereby.

         4. To the maximum extent permitted by applicable law in effect from time to time, Indemnitor shall advance all reasonable Expenses which by reason of an Indemnitee's Corporate Status, were incurred by an Indemnitee in connection with any Proceeding. Such advances shall be paid 20 days after the receipt by Indemnitor of a statement or statements from the Indemnitee requesting such advance or advances, together with an undertaking by Indemnitee to repay any Expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses and a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the Indemnitee has met the standard of conduct set forth in Section 5 which would entitle the Indemnitee to payment.

         5. No Indemnification shall apply if it shall ultimately be determined by a court of competent jurisdiction that an Indemnitee did not act in Good Faith and in a reasonable belief that his actions were in the best interest of the stockholders of Indemnitor. [In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that an Indemnitee is entitled to indemnification under this Agreement, and Indemnitor shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.]

         6. In the event Indemnitor disputes an Indemnitee's rights to be indemnified hereunder, Indemnitee shall be entitled to an adjudication in an appropriate court of the Indemnitee's entitlement to such indemnification or advancement of expenses. [Alternatively, either party may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. That party shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which such dispute arose. Any such arbitration shall be conducted in Omaha, Nebraska.

         7. In the event that one or more Indemnitees engage a lawyer to enforce the Indemnitees' rights hereunder or seeks a judicial adjudication of or an award in arbitration to enforce the Indemnitees' rights under, or to recover damages for alleged breach of, this Agreement, or bring any other action arising from or related to this Agreement, the prevailing parties shall be entitled to recover from the nonprevailing party or parties, and shall be indemnified by nonprevailing party or parties against, any and all expenses (including


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reasonable fees of legal counsel) actually and reasonably incurred by the prevailing party or parties in such adjudication or arbitration; provided, however, if the Indemnitees are not the prevailing parties, in no event shall the Indemnitees be liable or obligated under this paragraph to pay or reimburse the prevailing party or parties for any expenses which in the aggregate exceed [$50,000] (the "cap").

         8. This Agreement is entered into solely for the benefit of the Indemnitees and their respective heirs and estates, and no third party shall have any rights hereunder.

         9. The rights of indemnification and to receive advancement of expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which an Indemnitee may at any time be entitled under applicable law, the Indemnitor's governing documents, any agreement, a vote of the partners or a resolution of disinterested directors, or otherwise.

         10. This Agreement shall be binding upon the Indemnitor and its successors and assigns and shall inure to the benefit of the Indemnitees and the respective legal representatives, heirs, executors and administrators.

         11. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

                    (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

                    (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         12. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same document.

         13. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to all the matters herein agreed upon. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         14. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (ii) mailed by



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certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (iii) sent by recognized overnight courier, on the next business day after the date on which it is so sent:

        If to Indemnitee, to:           As shown with the Indemnitee's
                                        signature below.

        If to Indemnitor, to:           10250 Regency Circle, Suite 100
                                        Omaha, Nebraska 68114

or to such other address as may have been furnished to the Indemnitee by Indemnitor or to Indemnitor by the Indemnitee, as the case may be.

         15. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland and shall take effect as a sealed instrument.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be
executed as of the    day of        , 200_.


INDEMNITEE                                  GOVERNMENT PROPERTIES TRUST, INC.


                                            By:
----------------------------------             ---------------------------------
Name                                        Its:

----------------------------------
Signature


----------------------------------
Address



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